UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 2, 2023
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
Overview
As previously disclosed in the Company’s NT 10-K filed with the U.S. Securities and Exchange Commission on December 12, 2022, the Company was in the process of evaluating deficiencies identified in connection with its assessment of the effectiveness of its internal control over financial reporting as of September 25, 2022, using criteria in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and has not yet filed its Annual Report on Form 10-K for the fiscal year ended September 25, 2022.
Identification of the Material Weaknesses in Internal Controls over Financial Reporting
On February 2, 2023, management and the Audit Committee of the Company’s Board of Directors concluded the Company’s internal control over financial reporting was not effective for the fiscal year ended September 25, 2022, due to material weaknesses in the Company’s internal control over financial reporting. Specifically, the material weaknesses identified by the Company are as follows:
•Management did not maintain appropriately designed information technology general controls in the areas of user access for certain of its information systems that are relevant to the preparation of the Company’s consolidated financial statements and system of internal control over financial reporting.
•Management did not maintain appropriately designed controls over data provided by third-party service organizations for which a System and Organization Controls (SOC) 1 Type 2 report is not available. Specifically, controls related to deficiencies validating the completeness and accuracy of information received from these service organizations and correspondingly relied upon by the Company in the preparation of the Company’s consolidated financial statements.
In addition, as a result of these material weaknesses, the Company concluded disclosure controls and procedures were not effective as of September 25, 2022, which continues to be the case.
Remediation of the Material Weaknesses
Management, with oversight from the Company’s Board of Directors and Audit Committee of the Board of Directors, is committed to remediating the material weaknesses described above and maintaining effective internal controls over financial reporting and disclosure controls and procedures. Specifically, the Company’s remediation efforts include:
•Establish a project team to review, evaluate, and remediate material weaknesses in internal controls over financial reporting. The Company’s recently expanded Corporate Compliance function will lead management’s efforts related to effective control design, documentation, and implementation, as well as remediate ineffective controls.
•Undergo a complete user access review related to our information technology systems to refine user roles and establish appropriate user access to various systems that the Company relies upon in its internal controls over financial reporting, which includes enhancing user access provisioning and monitoring controls to enforce appropriate system access and segregation of duties.

•Provide training to relevant personnel reinforcing existing Company policies regarding user access and the steps and procedures required to perform the required reviews of access to Company systems.
•Improve controls around evaluating data provided by third-party service organizations for which a SOC 1, Type 2 is not available to validate completeness and accuracy of information used in internal controls over financial reporting.
The material weaknesses will be considered remediated when management concludes that, through testing, the applicable remedial controls are designed and implemented effectively. As management continues to evaluate and improve disclosure controls and procedures and internal control over financial reporting, the Company may decide to take additional measures to address control deficiencies or determine to modify, or in appropriate circumstances not to complete, certain of the remediation measures identified.
Additional Information
Finally, the Company requires additional time in order to file its Annual Report on Form 10-K to complete an evaluation of the accounting for an acquisition-related deferred tax asset that stemmed from a transaction in 2009, and whether this deferred tax asset still has the current balance sheet carrying value or should be written down. The conclusion of that evaluation will determine whether adjustments are required to our previously issued financial statements, and if so, whether such adjustments are material.
Outside of this deferred tax asset matter, the Company expects no changes to its reported operating results for the fiscal year ended September 25, 2022.
The Company seeks to resolve the issues detailed above as soon as practicable and plans to file the Form 10-K as soon as possible.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause our actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, finalization of the Company’s annual financial statements (including finalization of the Company’s accounting for a deferred tax asset), completion of standard annual-close processes, the risk that additional material weaknesses are identified prior to the filing with the SEC of future periodic reports, as well as inherent limitations in internal controls over financial reporting, and the ability of the Company to remediate any material weaknesses in internal control over financial reporting. Other risk factors affecting the Company are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended September 26, 2021, and subsequent quarterly reports on Form 10-Q filed with the SEC. These risks and uncertainties may cause the Company’s actual results, performance, liquidity or achievements to differ materially from any future results, performance, liquidity or achievements expressed or implied by these forward-looking statements. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this notification may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	February 6, 2023	By:	/s/ Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer